GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Strategic Income Fund (the “Fund”)

Supplement dated April 21, 2017 to the

Prospectus dated July 29, 2016, as supplemented to date (the “Prospectus”)

The Fund’s distributions from net investment income are currently declared daily and paid monthly.

Effective May 1, 2017, the Fund’s distributions from net investment income will be declared and paid monthly. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectus for future reference.

MSFI4OPS 04-17